FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
9.	FAIR VALUE MEASUREMENTS
The Company applies the provisions of FASB Accounting Standards Codification (ASC) 820,
Fair Value Measurements and Disclosures
(“ASC 820”), which provides a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands on required disclosures about fair value measurement.
The Company applies the provisions of ASC 820 to all financial assets and liabilities and non-financial
assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.
The Company defines fair value as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.
Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:
Level 1—
Quoted prices in active markets for identical assets or liabilities.
Level 2—
Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3—
Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.
In determining fair value, the Company utilized valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counter party credit risk and nonperformance risk in its assessment of fair value.
The carrying value of the Company’s short-term financial instruments, such as cash, restricted cash, accounts receivable, notes payable, and accounts payable, approximate the fair value due to the immediate or short-term maturity of these instruments. As of December 31, 2022, the Company no longer has recurring measurements for

Nogin, Inc.
Notes to Consolidated Financial Statements

warrant liability. Further, the Company has elected to apply the fair value option of accounting for its Convertible Notes and equity investments in unconsolidated affiliates. The Company is required to present the fair value of the Standby Agreement derivative liability each reporting period. The following details the Company’s recurring measurements for assets and liabilities at fair value (in thousands):

	December 31, 2022	December 31, 2021
Warrant liability (Level 3) – Note 8	$—	$561
Investment in unconsolidated affiliates (Level 3) – Note 5	7,404	13,570
Convertible Note (Level 3) – Note 7	60,852	—
Standby Agreement derivative liability (Level 3) – Note 8	847	—
Non-current Business Combination Cash Consideration (Level 3)	3,355	—
Deferred Business Combination cash consideration
In connection the Business Combination, Legacy Nogin equityholders elected to receive $15.0 million of the merger consideration in cash. In order to meet conditions to close the Transactions, the Company paid $4.1 million of the $15.0 million cash consideration at the Closing Date. Of the $10.9 million in deferred cash consideration, $5.0 million is payable, subject to certain conditions, on February 21, 2023, and is included in accrued expenses and other current liabilities as of December 31, 2022 on the consolidated balance sheets (the “Current Cash Consideration”). The remaining $5.9 million (the
“Non-current
Cash Consideration”) is payable, subject to certain conditions, on the earlier of (a) the date on which the Company completes a primary offering of equity securities that generates gross proceeds to the Company equal to or in excess of $15.0 million and (b) November 25, 2026. In the event the conditions to paying cash consideration are not met and cash consideration remains unpaid as of November 25, 2026, the unpaid cash consideration will be settled in shares of the Company’s common stock with the number of shares issued determined based on the quotient of unpaid cash consideration divided by the
10-day
volume weighted average trading price of the Company’s common stock on NASDAQ. The Company elected to account for the
Non-current
Cash Consideration of $5.9 million under the fair value option of accounting under ASC
825-10.
At the Closing Date, the fair value of the
Non-current
Cash Consideration was $4.2 million. In connection with the reverse recapitalization, the cash consideration would be akin to a distribution of capital. As a result, the Company recorded the fair value of the distribution at the Closing Date of $13.3 million, which included the $4.1 million paid at the Closing Date, $5.0 million Current Cash Consideration and $4.2 million
Non-current
Cash Consideration, against accumulated deficit. As of December 31, 2022, the fair value of the
Non-current
Cash Consideration was $3.4 million which is included in other long-term liabilities on the consolidated balance sheets. The change in fair value from the Closing Date for the twelve months ended December 31, 2022 of $0.8 million is included in other (loss) income, net on the consolidated statements of operations.
The significant inputs to the valuation of the deferred cash consideration at fair value are Level 3 inputs since they are not directly observable. The Company primarily used a discounted cash flow method to value the deferred cash consideration, based on the expected future payment discounted to present value. The significant input is the discount rate of 15.76% which is based on the Company’s credit rating.